UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

ANTHERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward,	94545
California
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws.

On May 21, 2015, the Board of Directors approved and adopted an amendment (the “Amendment”) to the Company’s Bylaws which amends and restates Section 11 of the Bylaws to provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company,  (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2015 Annual Meeting of Stockholders held on May 21, 2015:

(i) The election of three Class III directors, as nominated by the Board of Directors, to hold office until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and

(iii) The approval of an amendment to the 2013 Stock Option and Incentive Plan to increase the aggregate number of shares authorized for issuance under the plan by 1,790,818 shares of common stock.

The proposals are described in detail in the Company’s Proxy Statement filed with the SEC on April 9, 2015.

The number of shares of common stock entitled to vote at the annual meeting was 35,816,364.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 29,300,437.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)         Election of three Class III Director

Director Nominees	Votes For	Votes Withheld
Christopher S. Henney	14,428,225	1,062,485
Paul F. Truex	15,204,770	285,940
Brian R. Mueller	14,615,807	874,903

There were 13,809,727 broker non-votes regarding the election of directors.

(b)         Ratification of Auditors.

Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The results of the voting included 29,191,936 votes for, 77,358 votes against, and 31,143 votes abstained.

There were zero broker non-votes regarding this proposal.

(c)         Amendment of the Company’s 2013 Stock Option and Incentive Plan.

Stockholders approved the amendment of the Company’s 2013 Stock Option and Incentive Plan.  The results of the voting included 14,754,251 votes for, 637,405 votes against, and 99,054 votes abstained.

There were 13,809,727 broker non-votes regarding this proposal.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
3.1	Amendment to the Bylaws effective as of May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015	Anthera Pharmaceuticals, Inc.

	By:	/s/ May Liu
May Liu
Senior Vice President, Finance and Administration
(Principal Accounting Officer)